Scott Rudolph
Chairman of the Board,
Chief Executive Officer and President




                                                                   NBTY Logo





                                                           February 10, 1998


Dear Stockholder:

      We cordially invite you to attend the 1998 Annual Meeting of Stockholders, which will be held on March 9, 1998, at 9:30 A.M. at the Wyndham Windwatch, Hauppauge, New York.


      The notice of the meeting and the proxy statement on the following pages cover the formal business of the meeting. The meeting will consider the election of directors, the ratification and adoption of the 1998 Incentive Stock Option Plan, an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares to 75,000,000 shares and the ratification of the appointment of auditors for 1998. I will report on current operations and discuss our plans for growth. We also will leave plenty of time for your questions and comments.


      The attendance of our stockholders at annual meetings over the years has been very helpful in maintaining good communications and understanding. We sincerely hope you will be able to be with us.


      Please vote your proxy as described in the enclosed voting instructions or, date, sign, and return the enclosed proxy in the envelope provided.


                                       Cordially,

                                       Scott Rudolph

                                 NBTY, INC.
                  90 Orville Drive, Bohemia, New York 11716

                  Notice of Annual Meeting of Stockholders

      The Annual Meeting of Stockholders of NBTY, Inc. will be held at the Wyndham Windwatch Hotel, 1717 Motor Parkway, Hauppauge, New York 11788 on March 9, 1998, at 9:30 A.M., local time for the following purposes:

      (1) to elect Class III Directors, Arthur Rudolph, Glenn Cohen and Michael L. Ashner to serve until the 2001 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

      (2)  to ratify and adopt the 1998 Incentive Stock Plan.


      (3) to consider and vote upon an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock to the Company from 25,000,000 shares of common stock, $.008 par value, to 75,000,000 shares of common stock, $.008 par value.


      (4) to ratify the designation by the Board of Directors of Coopers & Lybrand L.L.P. as independent certified public accountants to audit the consolidated financial statements of the Company for the 1998 fiscal year.

      (5) to transact such other business as may properly come before the meeting or any adjournment thereof.

      Stockholders of record at the close of business on February 9, 1998 are entitled to notice of and to vote at the Meeting.

                                       By order of the Board of Directors,

                                       Scott Rudolph
                                       Chairman of the Board,
                                       Chief Executive Officer
                                       and President

Bohemia, New York
February 10, 1998

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT TO THE COMPANY IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. ANY STOCKHOLDER MAY REVOKE HIS OR HER PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT TO THE COMPANY'S SECRETARY, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                 NBTY, INC.
                  90 Orville Drive, Bohemia, New York 11716

                               PROXY STATEMENT
                     FOR ANNUAL MEETING OF STOCKHOLDERS

            SUMMARY OF PROPOSALS TO BE CONSIDERED BY STOCKHOLDERS


      Stockholders are being asked to re-elect two Directors to Class III:
Arthur Rudolph, and Glenn Cohen, and to elect a third director, Michael L. Ashner, to serve until the 2001 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The Board of Directors is divided into three classes, Class I Directors, Class II Directors and Class III Directors. Each Class serves for a term of three years or until their successors are elected.

      Proposal Number One is to vote on the ratification and adoption of the 1998 Incentive Stock Option Plan.


      Proposal Number Two is to consider and vote upon an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock to the Company from 25,000,000 shares of common stock, $.008 par value, to 75,000,000 shares of common stock, $.008 par value.


      Proposal Number Three is to ratify the designation by the Board of Directors of Coopers & Lybrand L.L.P. as independent certified public accountants to audit the consolidated financial statements of the Company for the 1998 fiscal year.

      The Board of Directors of the Company recommends a vote FOR the above proposals and for the election of the Directors.

      (This Summary is qualified in its entirety by the more detailed information appearing within this Proxy Statement).

                   INFORMATION CONCERNING THE SOLICITATION

      The Proxy Statement and enclosed Proxy are being furnished to all holders of the common stock, par value $.008 per share (the "Common Stock"), of NBTY, Inc. (the "Company"), a Delaware corporation, in connection with a solicitation of proxies in the form enclosed by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on March 9, 1998, and at any adjournments thereof. The persons named as proxies were selected by the Board of Directors of the Company and are executive officers of the Company.

      The Company anticipates first sending this Proxy Statement and the enclosed Proxy to its stockholders on or about February 10, 1998. The Company's Annual Report to Stockholders, which includes financial statements for the fiscal year ended September 30, 1997 has been mailed simultaneously with this Proxy Statement to stockholders entitled to vote at the Annual Meeting. The Annual Report is not to be regarded as proxy soliciting material.


      The enclosed Proxy provides that each stockholder may specify that his or her shares be voted "FOR" the election of the named nominees to the Company's Board of Directors with provision to "WITHHOLD AUTHORITY" as to all nominees or any individual nominee or nominees; and voted "FOR", "AGAINST" or "ABSTAIN" from voting with respect to: the proposed 1998 Incentive Stock Option Plan, consider and vote upon an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock to the Company from 25,000,000 shares of common stock, $.008 par value, to 75,000,000 shares of common stock, $.008 par value and to the ratification of the designation by the Board of Directors of Coopers & Lybrand L.L.P as independent certified public accountants to audit the consolidated financial statements of the Company for the 1998 fiscal year. If properly executed and returned in time for the meeting, the enclosed Proxy will be voted as specified therein. Except with respect to broker non-votes, where a signed Proxy is returned, but no choice is specified, the shares will be voted "FOR" the election of each named nominee to the Company's Board of Directors, and ratification of the Company's independent public accountants. Under the General Corporation Law of the State of Delaware, the state in which the Company is incorporated, an abstaining vote is deemed to be "present" but is not deemed to be a "vote cast". As a result, abstentions and broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have an effect of votes in opposition in such tabulations. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker "non-votes" and the shares as to which a stockholder abstains are included for purposes of determining whether a quorum is present at a meeting.


      All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors.

      If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment to the same extent as the person signing the proxy would be entitled to vote. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked (i) by filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy, in either case later dated than the prior proxy relating to the same shares or
(ii) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not itself revoke a proxy). Any written notice of revocation or subsequent proxy should be sent as to be delivered to NBTY, Inc., 90 Orville Drive, Bohemia, New York 11716, Attention: Secretary, or hand delivered to the Secretary, at or before the taking of the vote at the Annual Meeting.

      The Company has fixed the close of business on February 9, 1998 as the record date for determining the holders of its Common Stock who will be entitled to notice of and to vote at the meeting. On September 30, 1997, the Company had issued and outstanding 20,121,379 shares of its Common Stock which are the only outstanding shares of the capital stock of the Company. Holders of the Company's Common Stock are entitled to one vote for each share owned of record. Shares representing a majority of the votes entitled to be cast by the holders of the outstanding shares of Common Stock must be represented in person or by Proxy at the Annual Meeting in order for a quorum to be present.

                          1.  ELECTION OF DIRECTORS

      The Company's Amended and Restated By-Laws provide that the members of the Board of Directors of the Company shall be divided into three classes and that the number of directors constituting the Board of Directors, and each Class thereof, shall from time to time be fixed and determined by a vote of a majority of the Company's whole Board of Directors serving at the time of such vote. The Board of Directors is now comprised of nine members, with Class I consisting of three members, Class II consisting of four members and Class III consisting of two members, who shall serve until the end of each respective term, or until their successors are duly elected and qualified. The Board of Directors has nominated Arthur Rudolph and Glenn Cohen for re-election, and for the election of Michael L. Ashner as Class III directors at the Annual Meeting. Messrs. Rudolph and Cohen are currently serving as Class II directors of the Company.

      Directors are elected by a plurality of the votes cast at the Annual Meeting by the holders of the shares present in person or represented by proxy at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, withholding authority or broker non-vote) have no impact in the election of directors, except to the extent the failure to vote for the individual results in another individual receiving a larger number of votes.

      Stockholders of the Company do not have cumulative voting rights with respect to the election of directors. It is the intention of the persons named in the enclosed form of Proxy to vote such Proxy "FOR" the election of the named nominees for Class III directorships unless authorization is withheld on the Proxy. Should any nominee be unable or unwilling to serve as a director, which is not anticipated, it is intended that the named proxies will vote for the election of such other person or persons as they, in their discretion, may choose.

Information as to Director Nominees and Directors:

      The following table provides information as of December 31, 1997, with respect to each of the Company's directors and director nominees.

Name and year first became               Principal Occupation during
a Director of the Company       Age      the past Five Years
--------------------------      ---      ---------------------------

      CLASS III - Terms Expiring at the 1998 Annual Meeting of Stockholders

Arthur Rudolph                  69       Founded the Company in 1971 and had
                                         1971 served as the Company's Chief
                                         Executive Officer and Chairman of the
                                         Board of Directors since that date
                                         until his resignation in September,
                                         1993.  In January, 1995 Mr. Rudolph
                                         agreed to act as a consultant to the
                                         Company.  He remains a member of the
                                         Board of Directors.  He is the father
                                         of Scott Rudolph.

Glenn Cohen                     38       President of Glenn-Scott Landscape &
                                         1988 Design.

Michael L. Ashner               45       President and Chief Executive Officer
                                         of 1998 Winthrop Financial Assoc., a
                                         firm engaged in the organization and
                                         administration of real estate limited
                                         partnerships.

      CLASS II - Terms Expiring at the 1999 Annual Meeting of Stockholders

Scott Rudolph                   40       The Chairman of the Board of
                                         Directors, 1986 President and Chief
                                         Executive Officer and is a shareholder
                                         of the Company. Mr. Rudolph founded
                                         U.S. Nutrition Corp., a mail order
                                         vitamin company in 1976, which was
                                         purchased by NBTY in 1986. He is the
                                         Chairman of Dowling College, Long
                                         Island, New York. He joined NBTY in
                                         1986. He is the son of Arthur Rudolph.

Murray Daly                     70       Formerly a Vice President of J. P.
                                         Egan 1971 Office Equipment Co., is
                                         currently a consultant to the office
                                         equipment industry.

Bud Solk                        63       Has been President of Chase/Ehrenberg
                                         1994 & Rosene, Inc., an advertising
                                         and marketing agency located in
                                         Chicago, Illinois since 1995.
                                         Previously, Mr. Solk was President of
                                         Bud Solk Associates, Inc. which he
                                         founded in 1958.

Nathan Rosenblatt               41       President and Chief Executive Officer
                                         1994 of Ashland Maintenance Corp., a
                                         commercial maintenance organization
                                         located in Long Island City, New York.

      CLASS I - Terms Expiring at the 2000 Annual Meeting of Stockholders

Aram Garabedian                 62       A real estate developer in Rhode
                                         Island 1971 since 1988.  He was
                                         associated with NBTY and its
                                         predecessor, Arco Pharmaceuticals,
                                         Inc., for 20 years in a sales capacity
                                         and as an Officer.  He has served as a
                                         Director since 1971.

Bernard G. Owen                 69       Has been associated with Cafiero,
                                         Cuchel and Owen Insurance Agency,
                                         Pitkin, Owen Insurance Agency and
                                         Wood-HEW Travel Agency for more than
                                         the past five years. He currently
                                         serves as Chairman of these firms.

Alfred Sacks                    69       President of Al Sacks, Inc., an
                                         insurance 1971 agency.

      The Board of Directors recommends a vote FOR the election of the Class III Directors, Arthur Rudolph, Glenn Cohen and Michael L. Ashner. In the event that any nominee named in the Table as a Class III director is unable to serve (which is not anticipated), the persons named in the Proxy may vote it for another nominee of their choice.

Committees of the Board

      The Audit Committee is comprised entirely of outside Directors and recommends to the Board independent auditors to audit the Company's financial statements; reviews the audit with the auditors and management; reviews the Company's dealings with Directors and their affiliates; reviews the Company's legal affairs; and consults with the auditors and management regarding risk management and the adequacy of financial and accounting procedures and controls. In carrying out its responsibilities, the Committee meets with the independent auditors in executive session, without members of management present.

      The Compensation Committee is comprised entirely of outside Directors and is responsible for developing compensation policies, including stock options, consistent with and linked to the Company's strategies. In addition, the Committee evaluates, in consultation with all outside Directors, the performance of the Company's Chief Executive Officer and recommends his compensation and that of all executive management to the Board annually; reviews and approves all other officers' compensation; and recommends to the Board the fees of outside Directors. The Committee's report on executive compensation can be found on page 13.

      The Nominating Committee establishes criteria for Board membership, searches for and screens candidates to fill vacancies on the Board, recommends an appropriate slate of candidates for election each year and, in this regard, evaluates the performance of individual Directors, assesses the overall performance of the Board and considers issues regarding the composition and size of the Board. Shareholders wishing to nominate Director candidates for consideration may do so by writing to the Secretary, NBTY, Inc., 90 Orville Drive, Bohemia, New York 11716 and providing the candidate's name, biographical data and qualifications.

      Strategic Planning Committee which may exercise the broad powers and authority granted to it under the Company's By-Laws.

      The chart below sets forth the composition of the Board's committee as of December 31, 1997, as well as the number of meetings each committee held in 1997.

Committee            Member                  Number of meetings in 1997
---------            ------                  --------------------------

Audit                Arthur Rudolph          2
                     Aram Garabedian         2
Compensation         Arthur Rudolph          2
                     Glenn Cohen             2
                     Alfred Sacks            2

Strategic            Scott Rudolph           4
                     Arthur Rudolph          4

Nominating           Scott Rudolph           1
                     Arthur Rudolph          1
                     Nathan Rosenblatt       1
                     Bernard G. Owen         1
                     Murray Daly             1

      During 1997, the Board met four times.

Compensation of Directors

      During fiscal 1997, each outside Director earned an annual retainer of $20,000 for a total of $180,000 for services rendered as Directors. Each Director is entitled to reimbursement for out-of-pocket expenses to attend meetings. Any Director who is an officer of the Company did not receive additional compensation for his services as a director.

      The Company does not offer a pension plan to its outside Directors.

Principal Stockholders and Security Ownership of Management

      The following information with respect to the outstanding shares of common stock beneficially owned by (i) each director of the Company, (ii) the chief executive officer and the five other most highly compensated executive officers, (iii) all beneficial owners of more than five percent of common stock known to the Company, and (iv) the directors and executive officers as a group, is furnished as of December 31, 1997, except as otherwise indicated.

                                            Number of Shares
                                            Beneficially            Percentage
Directors                                   Owned                   Ownership
---------                                   ----------------        ----------

Scott Rudolph(a)(b)(c)                      3,127,315               16.0
Arthur Rudolph(a)(b)(c)                       685,631                3.6
Aram Garabedian(a)(b)                          14,000                  *
Bernard G. Owen(a)(b)                          27,500                  *
Alfred Sacks(a)(b)                                  0                  *
Murray Daly(a)(b)                              12,009                  *
Glenn Cohen(a)(b)                              29,000                  *
Bud Solk(a)(b)                                      0                  0
Nathan Rosenblatt                                   0                  0

Other Named Executive Officers
Harvey Kamil(a)(b)                            685,631                3.6
Barry Drucker(a)(b)                            98,799                  *
James P. Flaherty(a)(b)                        44,408                  *
James H. Taylor(a)(b)                          41,483                  *

Abraham Rubenstein(a)(b)                       30,000                  *


Other
All Directors and Executive
Officers as a group (11 persons)(a)(b)(c)   4,084,057               20.4

NBTY, INC.
Profit Sharing Plan(a)                      1,062,228                5.7

<Fa>  Each stockholder shown on the table has sole voting and investment power with respect to the shares beneficially owned.

<Fb>  Each named person or group is deemed to be the beneficial owner of securities which may be acquired within 60 days through the exercise or conversion of options, if any, and such securities are deemed to be outstanding for the purpose of computing the percentage beneficially owned by such person or group. Such securities are not deemed to be outstanding for the purpose of computing the percentage of class beneficially owned by any other person or group.
      Accordingly, the indicated number of shares includes shares issuable upon exercise of options (including employee stock options) and any other beneficial ownership of securities held by such person or group.

<Fc>  Includes shares held in a Trust created by Arthur Rudolph for the benefit of Scott Rudolph and others.

An asterisk (*) in the above table means percentage ownership of less than one percent.


                         SUMMARY COMPENSATION TABLE

                                                                            Long-Term              All Other
                                                                      Compensation Awards(1)       Compensation:
Name and                                Annual Compensation(2)      Restricted     # of Stock      Pension Plan
Principal Position            Year      Salary $       Bonus $      Stock ($)      Options         and 401(k) Plan $
------------------            ----      --------       -------      ----------     ----------      -----------------

Scott Rudolph                 1997      488,838        350,000                                     4,792
Chairman of the Board,        1996      474,600        275,000                                     5,709
President and Chief           1995      458,427        200,000                                     1,422
 Executive Officer

Harvey Kamil                  1997      271,611        200,000                                     4,592
Executive Vice President      1996      263,700        150,000                                     5,709
Chief Financial Officer       1995      254,383        100,000                                     1,178


Barry Drucker                 1997      274,000         25,000                                     4,792

Senior Vice President         1996      263,700        150,000                                     5,709
                              1995      249,461        150,000                                     1,160

James Flaherty                1997      161,000         50,000                                     4,792
Vice President                1996      154,500         25,000                                     5,709
Marketing & Advertising       1995      145,960         25,000                                       834

James H. Taylor               1997      135,500        100,000                                     4,377
Vice President                1996      130,295        100,000                                     5,709
Production                    1995      121,191         75,000                                       919

<F1> None awarded during fiscal years 1995, 1996 or 1997.
<F2> The Company has adopted a deferred compensation plan.

Aggregate Option Exercises in Last Fiscal Year

      An aggregate of 37,000 shares were issued to certain officers and directors as a result of exercise of stock options.

Employment and Consulting Agreements

      Scott Rudolph, President of the Company, entered into an employment agreement effective February 1, 1994, as amended, to terminate in January, 2004, providing for annual compensation of $450,000 with annual cost of living index increases, bonuses and other fringe benefits accorded other executives of the Company. At the December 12, 1997 meeting of the Compensation Committee of the Board of Directors, it was recommended that Scott Rudolph's annual compensation be increased to $600,000, effective January 1, 1998.

      Harvey Kamil, Executive Vice President of the Company, entered into an employment agreement effective February 1, 1994, to terminate in January, 2004, providing for annual compensation of $250,000 with annual cost of living index increases, bonuses and other fringe benefits accorded other executives of the Company. At the December 12, 1997 meeting of the Compensation Committee of the Board of Directors, it was recommended that Harvey Kamil's annual compensation be increased to $300,000, effective January 1, 1998.

      Effective January 1, 1997, the Company entered into a consulting agreement with Rudolph Management Associates, Inc. for the services of Arthur Rudolph, a director of the Company. The agreement, which expired on December 31, 1997, provided for base annual compensation of $350,000 plus cost of living adjustments, bonuses and other fringe benefits. In December, 1997, the Company renewed the agreement for a one year term, which will terminate on December 31, 1998, at an annual fee of $400,000.

      Each of the above agreements also provide for the immediate acceleration of the payment of compensation and the registration and sale of all issued stock, stock options and shares underlying options in the event of a change of control, a tender offer for shares of the Company, which offer was not authorized by the Board of Directors, or involuntary (i) termination of employment, (ii) reduction of compensation, (iii) diminution of responsibilities or authority.

Executive Compensation Policies

      Compensation packages generally include base salary, stock options, executive benefits, and in certain years, a performance bonus. Factors considered have typically included the results of the performance review of each executive officers' performance and an evaluation of the significance of the executives' contribution. The compensation packages have been designated to attract and retain experienced and well-qualified executive officers who will enhance the performance of the Company.

      The Company has attempted to set the base salary of its executive officers to be competitive within the nutritional supplement industry. In addition, base salaries have reflected the Company's operating philosophy, strategic direction and cost-conscious orientation. The Company conducts performance reviews to determine and adjust each executive officer's base salary. During the past 10 years, stock options have generally been a component of executive officers' total compensation. Since stock options become exercisable over a five to ten year period, their ultimate value is dependant on the long-term appreciation of the Company's stock price. Such options are intended to increase executive officers' equity interests in the Company, providing executives with the opportunity to share in the future value they are responsible for creating. In addition to the standard benefits package offered to its executives, the Company provides company cars to all of its executive officers.

      Effective January 1, 1997 the Corporation adopted a non-qualified deferred compensation program for certain officers and other key employees. Under the program the Corporation maintains a variable life insurance policy on each covered employee, in an amount determined by the Compensation Committee of the Board of Directors. In the event of the death of the employee, the death benefits under the Plan are equal to the proceeds of the policy. Upon retirement of permanent disability the employee's benefits are equal to the cash surrender value of the policy. Assets of the Plan remain general assets of the Company and the rights of the covered employees with respect to these assets are those of an unsecured general creditor.

Profit Sharing Plan (formerly Employee Stock Ownership Plan)

      The Company has a Profit Sharing Plan pursuant to which the Company can elect to make contributions of cash and/or Common Stock to a related trust for the benefit of all employees as defined.

      All employees of the Company, including officers, over the age of 21 and who have been employed by the Company for one year or more are eligible participants in the Plan.

      Contributions are made on a voluntary basis by the Company. There is no minimum contribution required in any one year.

      There will be no contributions required by an employee. All contributions will be made by the Company at the rate of up to 15% of the Company's annual payroll, at the discretion of the Company. Each eligible employee receives an account or share in the Trust and the cash and/or shares of stock contributed to the Plan each year are credited to his or her account.

      The vesting is as follows: less than five years - no vesting; five or more years - fully vested.

Defined Contribution Savings Plan

       The Company has adopted a defined Contribution Savings Plan qualified under Section 401(k) of the Internal Revenue Code. The employees of the Company who have completed six months of service and have attained the age of twenty and one-half may elect to contribute to this plan in accordance with the Company's guidelines. Each year the Board of Directors will vote to determine the amount, if any, of matching contributions up to a maximum equal to the lesser of two percent of each employee's annual gross compensation or the amount contributed, if any, by each employee.

Compensation Committee's Report on Executive Compensation

      The Company's Compensation Committee has determined generally to retain base salary, stock options, executive benefits and performance bonuses as components in the Company's executive compensation packages. In setting the compensation levels for executive officers, the Committee expects to be guided by the following considerations:

- compensation levels should be competitive with compensation generally being paid to executives in other nutritional supplement companies;

- a significant portion of the executive officer's compensation may be awarded in the form of stock options to closely link shareholder and executive interests and to encourage stock ownership by executive officers;

- each individual executive officer's compensation should, to the extent possible, reflect the performance of the Company as a whole, the performance of the officers' business unit, and the performance of the individual executive; and

- executive compensation should reflect the Company's unique, entrepreneurial and cost-conscious orientation.

Summary

      The Compensation Committee is committed to attracting, motivating and retaining executives who will help the Company meet the increasing challenges of the nutritional supplement industry. The Compensation Committee recognizes its responsibility to the Company's stockholders to increase the value of the Company's Common Stock and intends to continue to review, establish and implement compensation policies that are consistent with competitive practices, are based on the Company's and the executives' performance and permit the Company to attract, motivate and retain executives who will lead the Company.

                    Members of the Compensation Committee

                          Arthur Rudolph, Chairman
                                Alfred Sacks
                                Glenn Cohen

      The foregoing report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Performance Graph

      The following graph illustrates, for the period from September, 1989 (Base Year) through September, 1997, the cumulative total shareholder return of $100 invested in (1) The Company's common stock, (2) Nasdaq Stock Market - US and (3) Nasdaq Health Services.

                                          Cumulative Total Return
                               --------------------------------------------
                               9/92    9/93    9/94    9/95    9/96    9/97
                               ----    ----    ----    ----    ----    ----

NBTY, INC.                     100     410     242     131     381     487
NASDAQ STOCK MARKET (U.S.)     100     131     132     182     216     297
NASDAQ HEALTH SERVICES         100     117     147     156     204     205

                                   NASDAQ

Fiscal            1998                   1997                   1996
Quarter      Low        High        Low        High        Low        High
-------      ---        ----        ---        ----        ---        ----

1st          34         17-1/4      20-1/2     13-1/2      5-3/4      4
2nd*         42-43/64   31-15/16    23-1/2     14-3/8      7-13/16    4-5/8
3rd          ____       ___         28-1/2     14-5/8      11-3/8     7-3/16
4th          ____       ___         34-1/2     18-3/8      17-7/8     9-3/8

<F*>  Price through January 27, 1998.

The price of the Company's Common Stock on January 27, 1998 was 41.

The Company's Common Stock is traded over-the-counter and is included in the Nasdaq-National Market System (symbol NBTY).

            APPROVAL OF THE NBTY 1998 INCENTIVE STOCK OPTION PLAN

General

      The NBTY 1998 Incentive Stock Option Plan (the "1998 Incentive Option Plan" or "ISO") providing for the granting of stock options to purchase shares of Common Stock to officers, directors, employees and affiliates of the Company and its subsidiaries is proposed to be approved by stockholders.

      The Company believes that the stock options to be granted under the 1998 Incentive Option Plan are an important part of the compensation of the Company's officers, employees and affiliates and provide long-term rewards that coincide with long-term stock price appreciation recognizable by the Company's stockholders. If the 1998 Incentive Option Plan is not approved by the stockholders, the Board of Directors may replace stock options with other forms of compensation. The following summary of the 1998 Incentive Option Plan does not purport to be complete and is subject to, and qualified in its entirety by reference to, the text of the 1998 Option Plan set forth as Annex A to this Proxy Statement. No options under the Plan have been granted to date.

Stock Subject to the Plan

      The 1998 Incentive Stock Option Plan provides for the granting of options ("Options") to purchase a maximum of 1,000,000 shares (approximately 5% of the Common Stock outstanding) of the Company's Common Stock in connection therewith ("Awards"). The Company believes that this number will be adequate for its needs for a three year period for Option awards to its officers, directors, employees and affiliates and it does not expect, under current conditions, to request approval of any other stock option plan for such officers prior to 2000. The shares of Common Stock issued under the 1998 Incentive Option Plan may be either authorized and unissued shares or issued shares held in treasury,
or both.   The Company will reserve the number of shares necessary to satisfy the maximum number of shares that may be issued under the 1998 Incentive Option Plan. The Common Stock underlying any Option that expires, terminates or is canceled for any reason without being exercised will again become available for Awards under the 1998 Incentive Option Plan. Cash payments received by the Company upon the exercise of Options will be used for general corporate purposes.

Administration and Eligibility

      The 1998 Incentive Option Plan will be administered by the Compensation Committee (the "Committee") of the Board of Directors. Members of the Committee will be "non-employee directors" within the meaning of SEC Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code.

      The Company intends to make Awards under the 1998 Incentive Option Plan to officers subject to the restrictions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), although the 1998 Incentive Option Plan will permit Awards to other employees and affiliates of the Company and its subsidiaries. Awards may be made to persons whether or not they participate or are entitled to participate in any other option, restricted stock or other compensation plan of the Company.

      Except as expressly provided by the 1998 Incentive Option Plan, the Committee will have the plenary authority, in its discretion, to grant Awards under the Plan and to determine the terms and conditions (which need not be identical) of such Awards, including without limitation, (a) the persons to whom, and the time or times at which, Awards will be granted, (b) the number of Awards to be granted, (c) whether an Option will be an incentive stock option, within the meaning of Section 422A of the Code ("ISO"), (d) the exercise price of any such Award, (e) when an Option can be exercised and whether in whole or in installments, and (f) the form, terms and provisions of any agreement in which Awards of Options are made (an "Award Agreement").

Options

      Purchase Price. Subject to the limitations set forth below, the purchase price of the shares of Common Stock covered by each Option will be determined by the Committee on the date of grant. The purchase price of the shares of Common Stock covered by each Option will not be less than the fair market value of the Common Stock on the date of grant of such Option. In addition, an ISO may not be granted to any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company unless the purchase price is at least 110% of the fair market value of the Common Stock at the time the ISO is granted and the ISO is not exercisable after the expiration of five years from the date it is granted.

      Term and Exercise. The duration of each Option will be for a period of up to ten years (except for persons owning 10% or more of the total voting power, in which case the period will not exceed five years) as the Committee determines at the time of grant and may be exercised in whole or in part at any time or only after a period of time or in installments, as determined by the Committee at the time of grant, or by the Committee's subsequent acceleration.
 Under the terms of the 1998 Incentive Option Plan, Options become immediately exercisable in full if the optionee's association is terminated by reason of death or total disability.

      The Committee will establish Option exercise procedures. Payments may be made in cash or, unless otherwise determined by the Committee, in shares of Common Stock already owned by the optionee or partly in cash and partly in Common Stock.

      Options may be exercised after termination of association only to the extent provided in the Award Agreement; provided, however, that (i) if association terminates by reason of death or total disability, Options will remain exercisable for a period of at least one year after such termination (but not later than the scheduled expiration of such Options) and (ii) if association terminates for cause, then all such Options will terminate immediately. Notwithstanding any other provision of the 1998 Option Plan, the Committee may provide at the time of the grant of an Award that it will become and/or remain exercisable, at rates and at times at variance with the 1998 Incentive Option Plan's rules, but only if reflected in the terms of an agreement approved or ratified by the Board of Directors or the Committee.

      Transferability. Options will be transferable only by will or the laws of descent and distribution upon the death of the holder.

Acceleration of Options

      Unless otherwise provided in the Award Agreement, each Award will vest upon the occurrence of any of the following "change-of-control" transactions:
(i) the Board of Directors (or stockholders if required) approves a consolidation or merger in which the Company is not the surviving corporation, the sale of all or substantially all of the assets of the Company, or the liquidation or dissolution of the Company, (ii) any person or other entity (other than the Company or Company-sponsored employee benefit plan) purchases any shares of Common Stock (or securities convertible or exchangeable into Common Stock) pursuant to a tender or exchange offer without the prior consent of the Board of Directors, or becomes the beneficial owner of securities of the Company representing 20% or more of the voting power of the Company's outstanding securities, or (iii) during any two-year period, individuals who at the beginning of such period constitute the entire Board of Directors cease to constitute a majority of the Board, unless the election, or the nomination for election, of each new director is approved by at least two-thirds of the directors then still in office who were directors at the beginning of the period.

      Under Section 4999 of the Code, an optionee may be required to pay an excise tax on certain cash or stock received in connection with the optionee's termination of association following any such change-of-control transaction, and, under Section 280G of the Code, the Company may not be entitled to a deduction for Federal income tax purposes for certain of such cash or stock paid to an optionee. However, the 1998 Inventive Option Plan provides that Award Agreements may contain provisions relating to the applicability of the penalty provisions of Section 4999 of the Code to any such cash or stock received by an optionee.

Additional Provisions

      Changes in Capitalization. In the event of a stock split, dividend, recapitalization, merger, consolidation or other similar transaction which affects the character or amount of the outstanding shares of Common Stock, the Committee will equitably adjust the purchase price of each Award and the number of shares subject to each such Award, and the number of shares for which Awards may be granted under the 1998 Incentive Option Plan will be appropriately adjusted.

      Other. The obligations of the Company with respect to Awards granted under the 1998 Incentive Option Plan are subject to all applicable laws. Unless otherwise provided by the Committee, the payment of withholding taxes due in respect of an Award under the 1998 Incentive Option Plan may be made with shares of Common Stock.

Amendment and Termination

      No Awards may be granted under the 1998 Incentive Option Plan on or after the tenth anniversary of the date of approval of the 1998 Incentive Option Plan by the stockholders of the Company. The Board of Directors may terminate or amend the 1997 Incentive Option Plan at any time, provided that the Board of Directors must comply will all applicable laws, applicable stock exchange listing requirements.

Awards under the 1998 Incentive Option Plan

      No Awards have been made under the 1998 Incentive Option Plan. As stated above, any Award under the 1998 Incentive Option Plan will be determined by the Committee in its discretion. It is, therefore, not possible to predict the Awards that will be made to particular persons in the future under the 1998 Incentive Option Plan.

Federal Income Tax Consequences of Options

      The following summary generally describes the principal Federal (and not state and local) income tax consequences of Awards granted under the 1998 Incentive Option Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular officer or to the Company. The provisions of the Code and the regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances.

      If an Option is granted in accordance with the terms of the 1998 Incentive Option Plan, no income will be recognized by the recipient thereof at the time the Option is granted.

      In exercising an ISO, an optionee will generally not recognize any income and the Company will generally not be entitled to a deduction for tax purposes.
 However, the difference between the exercise price and the fair market value of the shares received on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income, which may subject the optionee to the alternative minimum tax. The disposition of shares acquired upon exercise of an ISO will ordinarily result in long-term or short-term capital gain or loss (depending on the applicable holding period). However, if the optionee disposes of shares acquired upon exercise of an ISO within two years after the date of grant or within one year after the date of exercise (a "disqualifying disposition"), the optionee will generally recognize ordinary income, and the Company will generally be entitled to a deduction for tax purposes in the amount of the excess of the fair market value of the shares of Common Stock on the date the ISO is so exercised over the purchase price (or, in certain circumstances, the gain on sale, if less). Any excess of the amount realized by the optionee on the disqualifying disposition over the fair market value of the shares on the date of exercise of the ISO will ordinarily constitute capital gain.

      If an Option is exercised through the use of Common Stock previously owned by the optionee, such exercise generally will not be considered a taxable disposition of the previously owned shares and thus no gain or loss will be recognized with respect to such shares upon such exercise.

Vote Required for Ratification and Approval of the 1998 Incentive Option Plan

      The affirmative vote of a majority of the votes cast on the proposal, either in person or by proxy, by the holders of Common Stock entitled to vote at the Annual Meeting, voting together as a single class, is required to ratify and approve the 1998 Incentive Option Plan.

      The Board of Directors recommends a vote FOR approval on the NBTY 1998 Incentive Option Plan.

APPROVAL TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK


      The Board adopted, subject to Stockholders' approval, an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 to 75,000,000 shares, for the reasons discussed below. A copy of the proposed amendment of the Certificate of Incorporation is attached to this Proxy Statement as Appendix B.


      The Company currently has 25,000,000 authorized shares of Common Stock, par value $.008 per share, of which 20,121,379 shares were outstanding at September 30, 1997.

      The Board believes that it is desirable to increase the number of authorized shares of Common Stock for a number of reasons, including having the shares available for Common Stock dividends or stock splits, Stock Option Plans and for other lawful purposes deemed proper by the Directors. Having such additional authorized shares of Common Stock available for issuance will give the Company greater flexibility and will allow such shares to be issued without the expense and delay of a special Stockholders' meeting, unless such action is required by applicable law or the rules of any stock exchange on which the Company's securities may then be listed.

      The Company has only one class of stock, i.e., Common Stock, par value $.008 per share. All of such shares are voting shares and have the same voting rights. However, none of such shares confer any preemptive rights on the holders thereof to purchase or receive any additional shares of the Company's Common Stock or any other securities or rights or options for the Company's securities authorized or acquired by the Company in the future. The Board of Directors may issue the Common Stock for such consideration as may be fixed by the Board and for any corporate purpose without further action by the Stockholders, except as may be required by law. Each share of Common Stock has equal dividend rights and participates equally upon liquidation.


Vote Required and Recommendation of the Board with Respect to Proposal Three


      Under Delaware law, the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Meeting is required to adopt this Proposal Three. Shares of Common Stock that are voted as an abstention shall be treated as voting against Proposal Three and broker nonvotes shall have no effect on the outcome of the vote on Proposal Three.

The Board of Directors recommends that stockholders vote "FOR" Proposal Three.

               APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors has appointed Coopers & Lybrand L.L.P. as independent auditors of the Company to audit its consolidated financial statements for 1998 and has determined that it would be desirable to request that the stockholders approve such appointment.

      Cooper & Lybrand L.L.P. has served the Company and its subsidiaries as independent auditors for many years. Representatives of Coopers & Lybrand L.L.P. will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.

Vote Required for Approval

      Stockholder approval is not required for the appointment of Cooper & Lybrand L.L.P., since the Board of Directors has the responsibility for selecting auditors. However, the appointment is being submitted for approval at the Annual Meeting. No determination has been made as to what action the Board of Directors would take if stockholders do not approve appointment.

      The Board of Directors recommends a vote FOR approval of the appointment of Coopers & Lybrand L.L.P. as independent auditors.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of the registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during 1997, its officers, directors and greater than ten-percent beneficial owners complied with all applicable Section 16(a) filing requirements.

                          EXPENSES OF SOLICITATION

      All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. In addition to solicitation by use of the mails, proxies and voting instruments may be solicited by directors, officers and employees of the Company in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will also be made with brokers, custodians, nominees and fiduciaries for forwarding proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries, and the Company will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

               PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

      Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner. In order to be so included for the next Annual Meeting, stockholder proposals must be received by the Company no later than December 31, 1998, and must otherwise comply with the requirements of Rule 14a-8. In addition, the Company's By-laws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company's proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received by the Secretary of the Company not less than 70 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. If the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 70th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. If a stockholder who has notified the Company of his intention to present a proposal at an annual meeting does not appear or send a qualified representative to present his proposal at such meeting, the Company need not present the proposal for a vote at such meeting.

      All notices of proposals by stockholders, whether or not to be included in the Company's proxy materials, should be sent to the attention of the Secretary of the Company at 90 Orville Drive, Bohemia, New York 11716.

General

      The Board of Directors does not know of any other matters to be presented at the Annual meeting. If any additional matters are properly presented, the persons named in the proxy will have discretion to vote in accordance with their own judgment on such matters.

                                       BY ORDER OF THE BOARD OF DIRECTORS,


                                       Scott Rudolph
                                       Chairman of the Board and
                                       Chief Executive Officer

February 10, 1998


                                                                     APPENDIX A

                                 NBTY, INC.
                      1998 INCENTIVE STOCK OPTION PLAN

1.    Purpose of the Plan.

      The purpose of the NBTY, Inc. 1998 Incentive Stock Option Plan (hereinafter the "Plan") is to provide for the granting of stock options to officers, directors, affiliates and employees of NBTY, Inc. and its Subsidiaries in recognition of the valuable services provided, and contemplated to be provided, by such individuals. The general purpose of the Plan is to promote the interests of NBTY, Inc. and its stockholders and to reward dedicated individuals of NBTY, Inc. and its Subsidiaries by providing them additional incentives to continue and increase their efforts with respect to, and to remain in the service of, NBTY, Inc. or its Subsidiaries.

2.    Certain Definitions.

      The following terms (whether used in the singular or plural) have the meanings indicated when used in the Plan:

      (a) "Act" means the Omnibus Budget Reconciliation Act of 1993, as amended.

      (b) "Agreement" means the incentive stock option agreement specified in Section 10.

      (c) "Approved Transaction" means any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of NBTY, Inc.) shall approve (i) any consolidation or merger of NBTY, Inc. in which NBTY, Inc. is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of NBTY, Inc. in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (ii) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of NBTY, Inc., or (iii) the adoption of any plan or proposal for the liquidation or dissolution of NBTY, Inc.

      (d)    "Award" means grants of Options under this Plan.

      (e)    "Board" means the Board of Directors of NBTY, Inc.

      (f) "Board Change" means, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board ceased for any reason to constitute a majority thereof unless the election, or the nomination for election by NBTY, Inc.'s stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

      (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

      (h) "Committee" means the Committee comprised of members of the Board appointed pursuant to Section 4.

      (i) "Common Stock" means the common stock par value $.008 per share, of NBTY, Inc.

      (j)    "NASDAQ" means the NASDAQ National Market.

      (k) "Control Purchase" means any transaction in which any person (as such term is defined in Sections 13(d) and 14(d)(2) of the Exchange Act), corporation or other entity (other than NBTY or any employee benefit plan sponsored by NBTY, Inc. or any of its Subsidiaries) (i) shall purchase any Common Stock (or securities convertible into or exchangeable for Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (ii) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of NBTY, Inc. representing 20% or more of the combined voting power of the then outstanding securities of NBTY, Inc. ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) in the case of rights to acquire NBTY Inc.'s securities).

      (l) "Effective Date" means the date the Plan becomes effective pursuant to Section 14.

      (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

      (n) "Fair Market Value" of a share of Common Stock means the average of the high and low sales prices of a share of Common Stock on NASDAQ on the date in question except as otherwise provided in Section 6.1.

      (o) "Holder" means an employee of NBTY, Inc. or any of its Subsidiaries who has received an option under this Plan.

      (p)    "ISO" means an incentive stock option within the meaning of
             Section 422A(b) of the Code.

      (q)    "Option" means any ISO granted pursuant to this Plan.

      (r)    "Plan" has the meaning ascribed thereto in Section 1.

      (s) "Subsidiary" of a person means any present or future subsidiary of such person as such term is defined in Section 425 of the Code and any present or future trade or business, whether or not incorporated, controlled by or under common control with such person. An entity shall be deemed a Subsidiary of a person only for such periods as the requisite ownership or control relationship is maintained.

      (t) "NBTY" means NBTY, Inc. a Delaware corporation, and any successor thereto.

      (u) "Total Disability" means a permanent and total disability as defined in Section 22(e)(3) of the Code.

      (v) "Individual" means an officer, director, affiliate or employee of NBTY, Inc. or any of its subsidiaries.

3.    Stock Subject to the Plan.

      3.1 Number of Shares. Subject to the provisions of Section 12 and this Section 3, the maximum number of shares of Common Stock in respect of which Awards may be granted under the Plan is 1,000,000 shares. If and to the extent that any Option shall expire, terminate or be canceled for any reason without having been exercised (or without having been considered to have been exercised as provided in Section 6, the shares of Common Stock subject to such expired, terminated or canceled portion of the Option shall again become available for purposes of the Plan.

      3.2 Character of Shares. Shares of Common Stock deliverable under the terms of the Plan may be, in whole or in part, authorized and unissued shares of Common Stock or issued shares of Common Stock held in NBTY's treasury, or both.

      3.3 Reservation of Shares. NBTY shall at all times reserve a number of shares of Common Stock (authorized and unissued Common Stock, issued Common Stock held in NBTY's treasury, or both) equal to the maximum number of shares that may be subject to outstanding options and future options under the Plan.

4.    Administration.

      4.1 Powers. The Plan shall be administered by the Board. Subject to the express provisions of the Plan, the Board shall have plenary authority, in its discretion, to grant Options under the Plan and to determine the terms and conditions (which need not be identical) of all Options so granted, including without limitation, (a) the individuals to whom, and the time or times at which Options shall be granted or awarded, (b) the number of shares to be subject to each Option, (c) when an Option can be exercised and whether in whole or in installments, and (d) the form, terms and provisions of any Agreement (which terms may be amended, subject to Section 13.2).

      4.2 Factors to Consider. In making determinations hereunder, the Board may take into account the nature of the services rendered by the respective individuals, their dedication and past contributions to NBTY and its Subsidiaries, their present and potential contributions to the success of NBTY and its Subsidiaries and such other factors as the Board in its discretion shall deem relevant.

      4.3 Interpretation. Subject to express provisions of the Plan, the Board shall have plenary authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Plan. The determinations of the Board on the matters referred to in this
Section 4 shall be conclusive.

      4.4 Delegation to Committee. Notwithstanding anything to the contrary contained herein, the Board may at any time, or from time to time, appoint a Committee and delegate to such Committee the authority of the Board to administer the Plan, including to the extent provided by the Board, the power to further delegate such authority. Upon such appointment and delegation, any such Committee shall have all the powers, privileges and duties of the Board in the administration of the Plan to the extent provided in such delegation, except for the power to appoint members of the Committee and to terminate, modify or amend the Plan. The Board may from time to time appoint members of any such Committee in substitution for or in addition to members previously appointed, may fill vacancies in such Committee and may discharge such Committee.

      Any such Committee shall hold its meetings at such times and places as it shall deem advisable. A majority of members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

5.    Eligibility.

      5.1 General. Options may be granted to (a) employees, officers, directors and affiliates of NBTY or any of its Subsidiaries and (b) prospective employees of NBTY or any of its Subsidiaries. The exercise of Options granted to a prospective employee shall be conditioned upon such person becoming an employee of NBTY or any of its Subsidiaries. For purposes of the Plan, the term "prospective employee" shall mean any person who holds an outstanding offer of employment on specific terms from NBTY or any of its Subsidiaries. Options may be granted to employees who hold or have held Options under this Plan or any similar or other Options under any plan of NBTY or its Subsidiaries.

      5.2 Special ISO Rule. No ISO shall be granted to an individual who, at the time the ISO is granted, owns (or is considered as owning within the meaning of Section 425(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of NBTY or any Subsidiary, unless at the time such ISO is granted, the option price is at least 110% of the Fair Market Value of the Common Stock subject to the ISO and the ISO by its terms is not exercisable after the expiration of five years from the date it is granted.

6.    Options.

      6.1 Option Prices. Subject to Section 5.2, the purchase price of the Common Stock under each Option shall be determined by the Board and set forth in the applicable Agreement, but shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant.

      6.2 Term of Options. The term of each Option shall be for such period as the Board shall determine, as set forth in the applicable Agreement, but not more than 10 years from the date of grant (except as provided in Section 5.2).

      6.3 Exercise of Options. An Option granted under the Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and this Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, that subsequent to the grant of an Option, the Board, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part (without reducing the term of such Option). The Agreement may contain conditions precedent to the exercisability of Options, including without limitation, the achievement of minimum performance criteria.

      6.4 Manner of Exercise. Payment of the Option purchase price shall be made in cash or in whole shares of Common Stock already owned by the person exercising an Option or, partly in cash and partly in such Common Stock; provided, however, that such payment may be made in whole or in part in shares of Common Stock only if and to the extent permitted by the applicable Agreement. An Option shall be exercised by written notice to NBTY upon such terms and conditions as provided in the Agreement. NBTY shall effect the transfer of the shares of Common Stock purchased under the Option as soon as practicable, and within a reasonable time thereafter such transfer shall be evidenced on the books of NBTY. No Holder exercising an Option shall have any of the rights of a stockholder of NBTY with respect to shares of Common Stock subject to an Option granted under the Plan until due exercise and full payment has been made. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.

7.    Termination of Association.

      7.1 General. If a Holder's association shall terminate prior to the complete exercise of an Option (or deemed exercise thereof, as provided in Section 6.3), then such Option shall thereafter be exercisable in accordance with the provisions of the applicable Agreement (including the provisions of any other agreement referred to in the Agreement); provided, however, that
(a) no Option may be exercised after the scheduled expiration date of such Option; (b) if the Holder's association terminates by reason of death or Total Disability, the Option shall remain exercisable for a period of at least one year following such termination (but no later than the scheduled expiration of such Option); and (c) any termination for cause will be treated in accordance with the provisions of Section 7.2.

      7.2 Termination for Cause. If a Holder's association with NBTY or any of its Subsidiaries shall be terminated for cause by NBTY or such Subsidiary prior to the exercise of any Option, then all Options held by such Holder shall immediately terminate. For the purposes of this Section 7.2, cause shall have the meaning ascribed thereto in any agreement to which the Holder is a party. In the absence of an agreement, cuase shall include but not be limited to, insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform his duties and responsibilities for any reason other than illness or incapacity; provided, however, that if such termination occurs within 12 months after an Approved Transaction, Control Purchase or Board Change, termination for cause in the absence of an employment agreement shall mean only a felony conviction for fraud, misappropriation or embezzlement.

      7.3 Special Rule. Notwithstanding any other provision of the Plan, the Board may provide in the applicable Agreement that the Option shall become and/or remain exercisable at rates and times at variance with the rules otherwise herein set forth; provided, however, that any such Agreement provisions at variance with the exercisability rules otherwise set forth herein shall be effective only if reflected in the terms of an employment agreement approved or ratified by the Board.

      7.4 Miscellaneous. The Board may determine whether any given leave of absence constitutes a termination by that individual.

8.    Right of Company to Terminate Association.

      Nothing contained in the Plan or in any Option shall confer on any Holder any right to continue in the employ of NBTY or any of its Subsidiaries or interfere in any way with the right of NBTY or a Subsidiary to terminate the association of the Holder at any time, with or without cause; subject, however, to the provisions of any association agreement between the Holder and NBTY or any of its Subsidiaries.

9.    Nonalienation of Benefits.

      Unless otherwise set forth herein, no right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No rights or benefits hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits.

10.   Written Agreement.

      Each grant of an Option shall be evidenced by a stock option agreement, which shall designate the Options granted thereunder as ISO's in such form and containing such terms and provisions not inconsistent with the provisions of the Plan as the Board from time to time shall approve; provided, however, that such Option may be evidenced by a single agreement. The effective date of the granting of an Option shall be the date on which the Board approves such grant. Each grantee of an Option shall be notified promptly of such grant and a written Agreement shall be promptly executed and delivered to NBTY within 90 days after the date the Agreement is sent to such grantee for signature. Any such written Agreement may contain (but shall not be required to contain) such provisions as the Board deems appropriate to ensure that the penalty provisions of Section 4999 of the Code will not apply to any stock or cash received from NBTY or any of its Subsidiaries by the Holder or a transferee of such Holder if the Option or any part thereof, has been transferred pursuant to Section 20.

11.   Adjustment Upon Changes in Capitalization, etc.

      In the event of any stock split, dividend, distribution, combination, reclassification or recapitalization that changes the character or amount of the Common Stock while any portion of any Option theretofore granted under the Plan is outstanding but unexercised, the Board shall make such adjustments in the character and number of shares subject to such Option and, in the Option price, as shall be applicable, equitable and appropriate in order to make such Option immediately after any such change, as nearly as may be practicable, equivalent to such Option immediately prior to any such change. If any merger, consolidation or similar transaction affects the Common Stock subject to any unexercised Option theretofore granted under the Plan, the Board or any surviving or acquiring corporation shall take such action as is equitable and appropriate to substitute a new Option for such Option or to assume such Option in order to make such new or assumed Option, as nearly as may be practicable, equivalent to the old Option. If any such change or transaction shall occur, the number and kind of shares for which Options may thereafter be granted under the Plan shall be adjusted to give effect thereto.

12.   Right of First Refusal.

      The Agreements may contain such provisions as the Board shall determine to the effect that if a Holder, or such other person exercising an Option, elects to sell all or any shares of Common Stock that such Holder or other person acquired upon the exercise of an Option awarded under the Plan, then such Holder or other person shall not sell such shares unless such Holder or other person shall have first offered in writing to sell such shares to NBTY at Fair Market Value on a date specified in such offer (which date shall be at least three business days and not more than 10 business days following the date of such offer). In any such event, certificates representing shares issued upon exercise of Options shall bear a restrictive legend to the effect that transferability of such shares is subject to the restrictions contained in the Plan and the applicable Agreement and NBTY may cause the registrar of its Common Stock to place a stop transfer order with respect to such shares.

13.   Termination and Amendment.

      13.1 General. Unless the Plan shall theretofore have been terminated as hereinafter provided, no Options may be granted under the Plan on or after the tenth anniversary of the Effective Date. The Board may at any time prior to the tenth anniversary of the Effective Date terminate the Plan, and the Board may at any time modify or amend the Plan in such respects as it shall deem advisable; provided, however, that any such modification or amendment shall comply with all applicable laws, applicable stock exchange listing requirements.

      13.2 Modification. Except as otherwise set forth herein, no termination, modification or amendment of the Plan may, without the consent of the person to whom any Option shall theretofore have been granted (or a transferee of such person if the Option, or any part thereof, has been transferred pursuant to Section 20), adversely affect the rights of such person with respect to such Option. No modification, extension, renewal or other change in any Option granted under the Plan shall be made after the grant of such Option, unless the same is consistent with the provisions of the Plan. With the consent of the Holder (or a transferee of such Holder if the Option, or any part thereof, has been transferred pursuant to Section
20) and subject to the terms and conditions of the Plan (including Section
13), the Board may amend outstanding Agreements with any Holder (or any such transferee), including without limitation, any amendment which would (a) accelerate the time or times at which the Option may be exercised and/or (b) extend the scheduled expiration date of the Option. Without limiting the generality of the foregoing, the Board may but solely with the Holder's consent, agree to cancel any Option under the Plan held by such Holder and issue a new Option in substitution therefor, provided that the Option so substituted shall satisfy all of the requirements of the Plan as of the date such new Option is granted.

14.   Effectiveness of the Plan.

      The Plan shall become effective upon notification by the affirmative vote of a majority of the votes duly cast thereon, either in person or by proxy, by the holders of voting securities of NBTY entitled to vote thereon, voting together as a single class, at a duly called and held meeting of stockholders of NBTY.

15.   Government and Other Regulations.

      The obligation of NBTY with respect to Options shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange on which the Common Stock may be listed. For so long as the Common Stock is registered under the Exchange Act, NBTY shall use its reasonable efforts to comply with any legal requirements (a) to maintain a registration statement in effect under the Securities Act of 1933, as amended, with respect to all shares of Common Stock that may be issued to Holders under the Plan, and (b) to file in a timely manner all reports required to be filed by it under the Exchange Act.

16.   Withholding.

      NBTY's obligation to deliver shares of Common Stock or pay cash in respect of any Option under the Plan shall be subject to applicable federal, state and local tax withholding requirements.

17.   Separability.

      If any of the terms or provisions of this Plan conflict with the requirements of applicable law or applicable rules and regulations thereunder, including the requirements of Section 162(m) of the Code, Rule 16b-3 under the Exchange Act and/or Section 422A of the Code, then such terms or provisions shall be deemed inoperative to the extent necessary to avoid the conflict with applicable law, or applicable rules and regulations, without invalidating the remaining provisions hereof. If this Plan does not contain any provisions required to be included herein under Section 422A of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein; provided, further, that to the extent any option which is intended to qualify as an ISO cannot so qualify, such Option, to that extent, shall be deemed to be a Nonqualified Stock Option for all purposes of the Plan.

18.   Non-Exclusivity of the Plan.

      Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of NBTY for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

19.   Exclusion from Pension and Profit-Sharing Computation.

      By acceptance of an Option, each Holder shall be deemed to have agreed that such Option is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of NBTY or any of its Subsidiaries. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Option will not affect the amount of any life insurance coverage, if any, provided by NBTY or any of its Subsidiaries on the life of the Holder which is payable to such beneficiary under any life insurance plan covering employees of NBTY or any of its Subsidiaries.

20.   Beneficiaries.

      Each Holder may designate any person(s) or legal entity(ies), including his or her estate, as his or her beneficiary under the Plan. Such designation shall be made in writing on a form filed with the Secretary of NBTY or his or her designee and may be revoked or changed by such Holder at any time by filing written notice of such revocation or change with the Secretary of NBTY or his or her designee. If no person shall be designated by a Holder as his or her beneficiary or if no person designated as a beneficiary survives such Holder, the Holder's beneficiary shall be his or her estate.

21.   Governing Law.

      The Plan shall be governed by, and construed in accordance with, the laws of the State of New York.


                                                                     APPENDIX B


      RESOLVED: That the Fourth Article of the Certificate of Incorporation of NBTY, Inc., as heretofore amended, is further amended to read as follows:


      FOURTH: The total number of shares of stock which this Corporation is authorized is SEVENTY-FIVE MILLION (75,000,000) shares of common stock of the par value of $.008 per share.


      No stockholder as such shall be entitled as a matter of right to subscribe for, purchase or receive any shares of the stock of any class or any rights or options of the Corporation which, it may issue or sell, whether out of the number of shares authorized by this Certificate of Incorporation or by amendment thereof or out of the shares of the stock of the Corporation acquired by it after the issuance thereof, nor shall any stockholder be entitled as a matter of right to subscribe for, purchase or receive any bonds, debentures or other securities which the Corporation may issue or sell that shall be convertible into or exchangeable for stock of any class or to which shall be attached or appertain any warrant or warrants or other instrument or instruments that shall confer upon the holder or owner of such obligation the right to subscribe for, purchase or receive from the Corporation any shares of its capital stock. But all such additional issues of stock, rights and options, or of bonds, debentures or other securities convertible into or exchangeable for stock or to which warrants shall be attached or appertain or which shall confer upon the holder the right to subscribe for, purchase or receive any shares of stock, may be issued and disposed of by the Board of Directors to such person, firms or corporations and upon such terms as in their absolute discretion they may deem advisable.

                                  NBTY, INC.
                              90 Orville Drive
                           Bohemia, New York 11716

                Annual Meeting of Shareholders to be held on
                       March 9, 1998 @ 9:30 A.M., EST

      The undersigned hereby appoints Harvey Kamil and Michael C. Duban as Proxies, each with the power to appoint his substitute, and hereby authorizes them, to represent and vote, as designated on the reverse, all shares of Common Stock of NBTY, INC. (the "Company") held of record by the undersigned on February 9, 1998 at the Annual Meeting of Stockholders to be held on March 9, 1998 at 9:30 a.m., EST, or any adjournment thereof.

(To be Signed on Reverse Side.)

A [X] Please mark your
      vote as in this
      example.

DIRECTORS RECOMMEND A VOTE FOR ELECTION OF DIRECTORS AND A VOTE FOR PROPOSALS 2, 3 AND 4.

                 FOR             WITHHOLD
                 ALL NOMINEES    ALL NOMINEES

1. ELECTION OF   [ ]             [ ]             Nominees:  Arthur Rudolph
   DIRECTORS                                                Glenn Cohen
                                                            Michael L. Ashner
INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE
FOR ANY INDIVIDUAL NOMINEE, PLACE AN "X" IN THE
WITHHOLD BOX ABOVE AND STRIKE A LINE THROUGH
THE NOMINEES NAME LISTED AT RIGHT.

                                              FOR    AGAINST    ABSTAIN

2. RATIFICATION AND ADOPTION OF 1998          [ ]    [ ]        [ ]
   INCENTIVE STOCK OPTION PLAN

3. AMENDMENT OF THE COMPANY'S CERTIFICATE     [ ]    [ ]        [ ]
   OF INCORPORATION

4. RATIFICATION OF INDEPENDENT ACCOUNTANTS    [ ]    [ ]        [ ]

PLEASE PROPERLY DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

"NOTE" SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
       ADJOURNMENT THEREOF.

_________________________  ______    _________________________  ______
SIGNATURE                  DATE      SIGNATURE IF HELD JOINTLY  DATE
(NOTE: Please sign exactly as your name appears hereon. Executors, Administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If more persons, all should sign.)